        As filed with the Securities and Exchange Commission on February 6, 2001
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                EXAR CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                            941741981
        (State of Incorporation)      (I.R.S. Employer Identification No.)

                            ------------------------

                                 48720 KATO ROAD
                         FREMONT, CALIFORNIA 94538-1178
                    (Address of principal executive offices)

                            ------------------------

                           2000 EQUITY INCENTIVE PLAN
                            (Full title of the plans)

                             DONALD L. CIFFONE, JR.
                                EXAR CORPORATION
                                438720 KATO ROAD
                         FREMONT, CALIFORNIA 94538-1178
                                 (510) 668-7000
                (Name, address, including zip code, and telephone
                number, including area code, of agent for service)

                            ------------------------

                                   Copies to:
                            MATTHEW W. SONSINI, ESQ.
                               COOLEY GODWARD LLP
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000

                            ------------------------

                                                CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                           Proposed Maximum          Proposed Maximum
    Title of Securities                                        Offering                  Aggregate                 Amount of
     to be Registered        Amount to be Registered      Price per Share (1)        Offering Price (1)         Registration Fee
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------
  Common Stock, par value        2,200,000 shares              $28.65625                $63,043,750                $15,760.94
      $.001 per share
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on February 5, 2001, as reported on the Nasdaq National Market.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 No. 333-48226 filed with the Securities and Exchange Commission on October 19, 2000 are incorporated be reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
     5.1       Opinion of Cooley Godward LLP
    23.1       Independent Auditors' Consent
    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
    24         Power of Attorney is contained on the signature pages
    99.1*      2000 Equity Incentive Plan
    99.2*      Form of Stock Option Grant Notice
    99.3*      Nonstatutory Stock Option Agreement

* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (No. 333-48226), filed with the Commission on October 19, 2000.


                                       1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on February 5, 2001.

                                    EXAR CORPORATION

                                    By: /s/ DONALD L. CIFFONE, JR.
                                       ----------------------------------------

                                    Title: Chief Executive Officer,
                                           President and Director
                                          -------------------------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Donald L. Ciffone, Jr. and Ronald W. Guire, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                            TITLE                                   DATE
     /s/  DONALD L. CIFFONE, JR.                             Chief Executive Officer, President         February 5, 2001
--------------------------------------------                 and Director
          DONALD L. CIFFONE, JR.

          /s/ RONALD W. GUIRE                                Executive Vice President, Chief            February 5, 2001
--------------------------------------------                 Financial Officer, Secretary and
              RONALD W. GUIRE                                Director (Principal Financial and
                                                             Accounting Officer)

         /s/ RAIMON L. CONLISK                               Chairman of the Board                      February 5, 2001
--------------------------------------------
             RAIMON L. CONLISK

         /s/ FRANK P. CARRUBA                                Director                                   February 5, 2001
--------------------------------------------
             FRANK P. CARRUBA

          /s/ JAMES E. DYKES                                 Director                                   February 5, 2001
--------------------------------------------
              JAMES E. DYKES

          /s/ RICHARD PREVITE                                Director                                   February 5, 2001
--------------------------------------------
              RICHARD PREVITE

                                       2.

                                  EXHIBIT INDEX

   EXHIBIT
    NUMBER                         DESCRIPTION
      5.1        Opinion of Cooley Godward LLP
     23.1        Independent Auditors' Consent
     23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                 Registration Statement
     24          Power of Attorney is contained on the signature pages
     99.1*       2000 Equity Incentive Plan
     99.2*       Stock Option Grant Notice
     99.3*       Nonstatutory Stock Option Agreement

* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (No. 333-48226), filed with the Commission on October 19, 2000.

                                       3.